UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00834

Name of Registrant:	Vanguard Windsor Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2019—October 31, 2020

Item 1: Reports to Shareholders

Annual Report   |   October 31, 2020
Vanguard Windsor™ Fund
See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.
Contents
Your Fund’s Performance at a Glance	1
Advisors' Report	2
About Your Fund’s Expenses	7
Performance Summary	9
Financial Statements	11
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard Windsor Fund returned –5.64% for Investor Shares and –5.55% for Admiral Shares for the 12 months ended October 31, 2020. The fund proved more resilient than its benchmark, the Russell 1000 Value Index, which returned –7.57%.
•	The period was marked by the global spread of COVID-19 and efforts to contain it. However, responses from policymakers, the start of trials for vaccines and treatments, and the easing of some pandemic-related restrictions eventually lifted investor sentiment.
•	Growth stocks recorded double-digit gains—trouncing their loss-making value counterparts and extending a decade-long run of outperformance. Large-capitalization stocks surpassed mid- and small-caps.
•	Vanguard Capital Value Fund was merged into the Windsor Fund on July 24, 2020.
•	Relative to the benchmark, stock selection in the real estate and communication services sectors benefited returns most. The advisors’ overweight allocation to information technology also helped. Selection in consumer discretionary hurt relative performance most. Underweight allocations to industrials and consumer staples also detracted.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	10.87%	10.63%	11.79%
Russell 2000 Index (Small-caps)	-0.14	2.19	7.27
Russell 3000 Index (Broad U.S. market)	10.15	10.04	11.48
FTSE All-World ex US Index (International)	-2.17	0.13	4.52
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.19%	5.06%	4.08%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	3.59	4.09	3.70
FTSE Three-Month U.S. Treasury Bill Index	0.86	1.62	1.15
CPI
Consumer Price Index	1.18%	1.82%	1.83%
1

Advisors' Report
For the fiscal year ended October 31, 2020, Vanguard Windsor Fund returned –5.64% for Investor Shares and –5.55% for lower-cost Admiral Shares. The fund is managed by two independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies are presented in the table on page 6. The advisors have also prepared a discussion of the investment environment that existed during the period and of how their portfolio positioning reflects this assessment. These comments were prepared on November 17, 2020.
Wellington Management Company llp
Portfolio Manager:
David W. Palmer, CFA,
Senior Managing Director
Consistent with recent years, the style-factor environment during the fiscal year was characterized by an outperformance of growth and momentum versus the underperformance of value. However, style factors relative to the Russell 1000 Value Index modestly boosted our approach over this period.
We have always believed that our best long-term opportunities are with stocks of good companies that other investors have discarded for reasons that we feel are temporary. There certainly have been times in the past when the portfolio has been out of sync with marketplace fashion. We are confident that if we remain disciplined in our value approach, we will bring compensatory rewards to our deserving, patient shareholders over the long run.
In the face of great uncertainty over access to funding and a flight to safety earlier in the year, global central banks stepped in with massive asset-purchase programs greater than those seen during the global financial crisis. We believe that the alpha opportunity today in value stocks is extremely wide relative to history and that Vanguard investors will be rewarded over the coming year for this allocation. Over this past fiscal year, the best-performing sectors in the portfolio’s benchmark, the Russell 1000 Value Index, were health care, materials, and consumer staples, while energy, real estate, and financials performed the worst.
Stock selection primarily drove the portfolio’s outperformance, led by real estate, communication services, and financials. Among the stocks that affected relative performance by at least 30 basis points (0.3%), positive or negative, the winners outnumbered the losers by nearly 70%. The winners were broadly spread over eight of the 11 sectors.

2

Communication services performed best for the portfolio relative to the benchmark. Within that sector, the most notable relative contributors were T-Mobile, Electronic Arts, and Match Group. Shares of T-Mobile rose as the company recently received approval to merge with Sprint. We continue to hold T-Mobile as we predict better cost synergies from the merger, and our expectations for free cash flows are considerably ahead of consensus.
Electronic Arts provided strong results over the period. Stay-at-home orders drove up engagement as consumers sought out entertainment. Management raised its fiscal-year guidance following the company’s second quarter. Shares of Match Group rose as second-quarter revenue grew 12% year-over-year, beating consensus estimates. Match Group’s subscription and revenue growth among its legacy applications surpassed consensus expectations and has returned to pre-pandemic levels. The company is also seeing a recovery in the Tinder app, with users showing an increased propensity to pay.
Real estate also contributed to relative returns for the fiscal year. Portfolio holding Digital Realty Trust reported strong second-quarter results and raised guidance for the rest of 2020. Its performance benefited from upside rental revenue and lower maintenance expense, pushing shares higher over the period.
Security selection in the consumer discretionary sector was weak over the period and partly offset positive returns elsewhere in the portfolio. Shares of Norwegian Cruise Lines fell sharply at the start of 2020 as the COVID-19 outbreak impeded tourism. The company was forced to suspend operations amid concerns about passenger safety and rising trip cancellations. Uncertainty continues to surround the tourism industry, with a struggle by governments to contain virus outbreaks and another wave of cases.
In recent months, Wellington’s Global Cyclical Indicator—a proprietary research tool incorporating seven independent variables that we use to assess the global economic cycle—has remained on an upward trajectory after falling sharply amid the sell-off in the first quarter of 2020. The cycle remains dependent on both the upside and the downside on vaccine developments as well as on government responses to the renewed rise in the COVID-19 case count.
With that caveat, our macroeconomic team believes that the global cycle will continue to recover more lost ground over the rest of 2020. The team has been active in engaging with the opportunities that the year-to-date volatility has presented, and we have been fortunate to work as part of the larger Wellington organization to comprehend, research, and appropriately act amid these great uncertainties.
3

Pzena Investment Management, LLC
Portfolio Managers:
Richard S. Pzena, Managing Principal and
Co-Chief Investment Officer
John J. Flynn, Principal
Benjamin S. Silver, CFA, CPA, Principal
Markets were quite volatile over the period as they were propelled higher toward the end of 2019 but dramatically reversed course because of the pandemic. U.S. equities have since powerfully rebounded, largely driven by mega-capitalization growth and momentum stocks. Given the unfavorable environment for deep value, our portfolio trailed the index over the 12 months; no sector boosted relative performance, and financials and energy detracted most because of the declines in interest rates and crude prices resulting from the economic slowdown.
Money-center banks Wells Fargo and Citigroup declined significantly as lower rates and higher provisions pressured net income and investors grew concerned about the prospect of significant loan losses. Restrictions on capital returns (mandated by the Federal Reserve) also weighed on both companies’ shares. The banks’ strong capital positions and reduced operating risks should allow them to return capital to shareholders once regulatory approval is received.
Oil service company National Oilwell Varco also fell in response to the drop in oil prices, but the company was able to generate positive operating cash flow despite a challenging demand environment. We expect its aggressive cost-restructuring actions (which management began in 2019) to significantly benefit the bottom line once demand recovers.
Chemical company Dow was the portfolio’s top contributor, as it benefited from improving investor sentiment about an economic recovery. Stanley Black & Decker also performed well amid decisive cost cuts, which supported margins, and strong housing demand because of the work-from-home environment. Lastly, car-seat manufacturer Lear rebounded strongly from its March low given robust auto demand, strength in used-car prices, and a strong balance sheet, which enabled the company to gain market share.
We added several new positions during the period, including NRG Energy, which operates conventional-generation power plants and runs a large retail electricity supply business. The company previously experienced volatile earnings because of fluctuating power prices and uncompetitive renewables projects. Management has taken steps to reduce volatility by matching generation with retail demand while also divesting poorly performing projects.
We also initiated a position in Textron, a leader in private jet manufacturing and defense contracting with the U.S. government. Despite the market’s view that the decline in business air travel will permanently sap demand, we believe that
4

the stage is set for an increase in private jet sales after a decade-long contraction.
Dow, which operates ethylene cracker plants around the world, was added to the portfolio in March. The recent drop in oil prices has the market worried about the collapse in the oil-to-gas spread and the possibility of permanent impairment of Dow’s earnings. With a free-cash-flow yield north of 10%, even in an adverse scenario, we believe that Dow is an attractive opportunity.
Lastly, we added online travel agency Booking Holdings, which connects consumers to travel services and has a dominant position in Europe. The hotel industry in Europe is fragmented, making competitive dynamics favorable in the region, and the company has an opportunity to increase sales through its loyalty program. Pandemic-induced travel restrictions have understandably hurt the company’s revenues, along with the share price, but we expect travel, and therefore earnings, to eventually recover.
We exited our positions in investment firm KKR, regional banks Fifth Third Bancorp and KeyCorp, and Walmart and scaled back our investments in drug manufacturer Amgen, advertising agency IPG, investment bank Morgan Stanley, and telecom giant AT&T.
With valuation dispersions at historic levels, we are excited about the opportunities available, and we continue to exploit the dislocations that the market presents to us. The portfolio remains highly exposed to economically sensitive and cyclical companies, with strong franchises that are geared to a top-line recovery as we emerge from this recession.
5

Vanguard Windsor Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management Company LLP	70	12,147	Seeks to provide long-term total returns above both the S&P 500 and value-oriented indexes over a complete market cycle through bottom-up, fundamentally driven stock selection focused on undervalued securities.
Pzena Investment Management, LLC	28	4,855	Uses a fundamental, bottom-up, deep-value-oriented investment strategy. Seeks to buy good businesses at low prices, focusing exclusively on companies that are underperforming their historically demonstrated earnings power.
Cash Investments	2	263	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.
6

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
7

Six Months Ended October 31, 2020
Windsor Fund	Beginning Account Value 4/30/2020	Ending Account Value 10/31/2020	Expenses Paid During Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,090.29	$1.47
Admiral™ Shares	1,000.00	1,091.11	0.95
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.73	$1.42
Admiral Shares	1,000.00	1,024.23	0.92
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.28% for Investor Shares and 0.18% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).
8

Windsor Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2010, Through October 31, 2020
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2020
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Windsor Fund Investor Shares	-5.64%	5.48%	9.45%	$24,667
Russell 1000 Value Index	-7.57	5.82	9.48	24,732
Dow Jones U.S. Total Stock Market Float Adjusted Index	9.99	11.41	12.75	33,211

	One Year	Five Year	Ten Years	Final Value of a $50,000 Investment
Windsor Fund Admiral Shares	-5.55%	5.59%	9.56%	$124,646
Russell 1000 Value Index	-7.57	5.82	9.48	123,662
Dow Jones U.S. Total Stock Market Float Adjusted Index	9.99	11.41	12.75	166,054

See Financial Highlights for dividend and capital gains information.
9

Windsor Fund
Fund Allocation
As of October 31, 2020
Communication Services	5.9%
Consumer Discretionary	11.1
Consumer Staples	5.8
Energy	4.6
Financials	21.8
Health Care	12.2
Industrials	8.3
Information Technology	14.4
Materials	4.5
Real Estate	4.8
Utilities	6.6
Other	0.0
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
10

Windsor Fund
Financial Statements
Schedule of Investments
As of October 31, 2020
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (97.0%)
Communication Services (5.7%)
	Comcast Corp. Class A	8,926,912	377,073
*	T-Mobile US Inc.	3,248,733	355,963
*	Alphabet Inc. Class A	91,245	147,462
*	Electronic Arts Inc.	720,545	86,343
	Verizon Communications Inc.	220,056	12,541
			979,382
Consumer Discretionary (10.8%)
	General Motors Co.	7,152,814	246,987
*	Dollar Tree Inc.	2,642,464	238,667
	Lear Corp.	1,463,465	176,801
	Ford Motor Co.	22,140,080	171,143
	Gildan Activewear Inc.	7,789,791	161,794
	Compass Group plc	11,046,445	151,201
	VF Corp.	2,023,982	136,012
	PVH Corp.	1,974,367	115,086
	Newell Brands Inc.	6,105,453	107,822
	TJX Cos. Inc.	2,119,200	107,655
	Las Vegas Sands Corp.	2,206,590	106,049
*	Mohawk Industries Inc.	922,409	95,183
*	Booking Holdings Inc.	26,973	43,764
	Carnival Corp.	504,655	6,919
			1,865,083
Consumer Staples (5.7%)
	Philip Morris International Inc.	3,779,079	268,390
	Keurig Dr Pepper Inc.	9,035,332	243,050
	Tyson Foods Inc. Class A	3,573,932	204,536
	Sysco Corp.	2,286,740	126,480
	Archer-Daniels-Midland Co.	2,148,352	99,340
	Kellogg Co.	570,756	35,895
			977,691
Energy (4.5%)
	Halliburton Co.	14,854,715	179,148
	Canadian Natural Resources Ltd.	8,304,896	132,463
	Concho Resources Inc.	2,198,837	91,274
	Baker Hughes Co. Class A	5,056,841	74,689
[1]	Royal Dutch Shell plc Class A ADR	2,900,751	74,114
	National Oilwell Varco Inc.	8,378,161	70,377
11

Windsor Fund
		Shares	Market Value• ($000)
	Exxon Mobil Corp.	2,049,779	66,864
	Diamondback Energy Inc.	2,326,446	60,394
	Cenovus Energy Inc.	6,621,254	21,718
			771,041
Financials (21.1%)
	Bank of America Corp.	15,645,825	370,806
	Charles Schwab Corp.	8,839,427	363,389
	MetLife Inc.	7,693,304	291,191
	Chubb Ltd.	2,106,175	273,613
	Raymond James Financial Inc.	3,303,318	252,506
	Equitable Holdings Inc.	10,223,492	219,703
	M&T Bank Corp.	1,673,982	173,391
*	Athene Holding Ltd. Class A	4,980,510	159,775
	Capital One Financial Corp.	2,094,500	153,066
	American International Group Inc.	4,745,297	149,429
	Wells Fargo & Co.	5,873,199	125,980
	Zions Bancorp NA	3,845,808	124,104
	JPMorgan Chase & Co.	1,218,510	119,463
	Morgan Stanley	2,410,729	116,077
	Citigroup Inc.	2,779,032	115,107
	Travelers Cos. Inc.	893,353	107,837
	Voya Financial Inc.	1,996,494	95,692
	LPL Financial Holdings Inc.	1,168,400	93,390
	Goldman Sachs Group Inc.	493,525	93,296
	Axis Capital Holdings Ltd.	1,829,345	78,095
*	ING Groep NV ADR	10,234,910	69,802
	Unum Group	3,211,586	56,717
	UBS Group AG (Registered)	2,753,680	32,190
	Invesco Ltd.	1,129,675	14,810
			3,649,429
Health Care (11.8%)
	CVS Health Corp.	5,526,350	309,973
	UnitedHealth Group Inc.	951,707	290,404
	Medtronic plc	2,032,883	204,447
	DENTSPLY SIRONA Inc.	4,228,017	199,520
*	Centene Corp.	2,383,854	140,886
	McKesson Corp.	917,724	135,355
	Anthem Inc.	440,935	120,287
	Eli Lilly and Co.	885,671	115,545
	Sanofi	1,196,949	108,076
	Bristol-Myers Squibb Co.	1,415,124	82,714
	Pfizer Inc.	2,033,820	72,160
	Cardinal Health Inc.	1,392,218	63,750
	Amgen Inc.	269,795	58,529
*	Regeneron Pharmaceuticals Inc.	91,991	50,003
	Cigna Corp.	298,096	49,773
*	Mylan NV	2,898,835	42,149
			2,043,571
Industrials (8.0%)
	Westinghouse Air Brake Technologies Corp.	4,848,266	287,502
	General Electric Co.	22,850,163	169,548
	Raytheon Technologies Corp.	2,956,203	160,581
*	Middleby Corp.	1,369,640	136,334
	FedEx Corp.	432,289	112,166
12

Windsor Fund
		Shares	Market Value• ($000)
	Stanley Black & Decker Inc.	634,919	105,523
	JB Hunt Transport Services Inc.	769,449	93,673
	Southwest Airlines Co.	2,345,574	92,720
*	Airbus SE	1,058,372	77,437
	Textron Inc.	1,936,113	69,313
	Parker-Hannifin Corp.	233,672	48,688
	Dover Corp.	281,597	31,176
			1,384,661
Information Technology (14.0%)
	Cognizant Technology Solutions Corp. Class A	3,650,999	260,754
	Intel Corp.	5,370,644	237,812
	Broadcom Inc.	576,724	201,640
	Cisco Systems Inc.	5,188,225	186,257
*	FleetCor Technologies Inc.	823,244	181,863
*	Micron Technology Inc.	3,570,104	179,719
*,1	VMware Inc. Class A	906,382	116,679
	KLA Corp.	568,631	112,123
	Leidos Holdings Inc.	1,348,408	111,918
	Hewlett Packard Enterprise Co.	12,630,218	109,125
	Genpact Ltd.	3,163,577	108,732
*	F5 Networks Inc.	817,218	108,641
	Global Payments Inc.	678,971	107,101
	Amdocs Ltd.	1,856,198	104,652
*	GoDaddy Inc. Class A	1,309,311	92,621
	Oracle Corp.	1,635,666	91,777
	Samsung Electronics Co. Ltd.	1,249,239	62,794
	Juniper Networks Inc.	1,995,063	39,343
			2,413,551
Materials (4.3%)
	Celanese Corp. Class A	1,504,489	170,774
	Reliance Steel & Aluminum Co.	1,535,736	167,380
	Dow Inc.	2,898,750	131,864
	PPG Industries Inc.	833,762	108,156
	FMC Corp.	840,693	86,373
	Vulcan Materials Co.	578,910	83,849
			748,396
Other (0.0%)
[2]	Allstar Coinv LLC PP	1,647,100	1,385
Real Estate (4.7%)
	Americold Realty Trust	5,838,526	211,530
	VICI Properties Inc.	8,953,007	205,471
	Camden Property Trust	1,301,191	120,022
	Equinix Inc.	132,806	97,113
	Digital Realty Trust Inc.	643,463	92,852
	Prologis Inc.	750,395	74,439
			801,427
Utilities (6.4%)
	Exelon Corp.	7,425,591	296,207
	Duke Energy Corp.	2,212,941	203,834
	Pinnacle West Capital Corp.	2,038,647	166,292
	Consolidated Edison Inc.	1,634,105	128,261
	NRG Energy Inc.	3,791,099	119,875
	Edison International	2,103,085	117,857
13

Windsor Fund
		Shares	Market Value• ($000)
	Avangrid Inc.	1,512,300	74,617
	Entergy Corp.	20,502	2,075
	Iberdrola SA	1	—
			1,109,018
Total Common Stocks (Cost $16,412,118)			16,744,635
Temporary Cash Investments (3.6%)
Money Market Fund (3.0%)
[3,4]	Vanguard Market Liquidity Fund, 0.112%	5,095,479	509,548
		Face Amount ($000)
Repurchase Agreement (0.6%)
	Bank of America Securities, LLC 0.090%, 11/2/20 (Dated 10/30/20, Repurchase Value $100,601,000, collateralized by Federal Home Loan Mortgage Corp., 2.000%, 10/1/50 and Federal National Mortgage Association, 2.500%, 10/1/50, with a value of $102,612,000)	100,600	100,600
U.S. Government and Agency Obligations (0.0%)
[5]	U.S. Treasury Bill, 0.103%, 12/31/20	6,000	5,999
[5]	U.S. Treasury Bill, 0.096%, 1/28/21	2,520	2,520
			8,519
Total Temporary Cash Investments (Cost $618,627)			618,667
Total Investments (100.6%) (Cost $17,030,745)			17,363,302
Other Assets and Liabilities—Net (-0.6%)			(98,261)
Net Assets (100%)			17,265,041
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $72,868,000.
2	Restricted securities totaling $1,385,000, representing 0.0% of net assets. See Restricted Securities table for additional information.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $75,232,000 was received for securities on loan.
5	Securities with a value of $8,519,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
PP—Private Placement.

Restricted Securities as of Period End
Security Name	Acquisition Date	Acquisition Cost ($000)
Allstar Coinv LLC PP	August 2011	459
14

Windsor Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2020	1,615	263,625	(10,303)

See accompanying Notes, which are an integral part of the Financial Statements.
15

Windsor Fund
Statement of Assets and Liabilities
As of October 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $16,521,236)	16,853,754
Affiliated Issuers (Cost $509,509)	509,548
Total Investments in Securities	17,363,302
Investment in Vanguard	731
Cash Collateral Pledged—Futures Contracts	14,032
Receivables for Investment Securities Sold	77,001
Receivables for Accrued Income	17,815
Receivables for Capital Shares Issued	2,778
Total Assets	17,475,659
Liabilities
Due to Custodian	1,995
Payables for Investment Securities Purchased	76,378
Collateral for Securities on Loan	75,232
Payables to Investment Advisor	2,543
Payables for Capital Shares Redeemed	50,313
Payables to Vanguard	645
Variation Margin Payable—Futures Contracts	3,512
Total Liabilities	210,618
Net Assets	17,265,041
At October 31, 2020, net assets consisted of:

Paid-in Capital	15,562,714
Total Distributable Earnings (Loss)	1,702,327
Net Assets	17,265,041

Investor Shares—Net Assets
Applicable to 246,289,482 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,569,817
Net Asset Value Per Share—Investor Shares	$18.55

Admiral Shares—Net Assets
Applicable to 202,869,898 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	12,695,224
Net Asset Value Per Share—Admiral Shares	$62.58

See accompanying Notes, which are an integral part of the Financial Statements.
16

Windsor Fund
Statement of Operations

Year Ended October 31, 2020
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	422,076
Dividends—Affiliated Issuers	—
Interest—Unaffiliated Issuers	1,195
Interest—Affiliated Issuers	2,680
Securities Lending—Net	4,825
Total Income	430,776
Expenses
Investment Advisory Fees—Note B
Basic Fee	22,712
Performance Adjustment	(12,922)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	9,674
Management and Administrative—Admiral Shares	16,556
Marketing and Distribution—Investor Shares	362
Marketing and Distribution—Admiral Shares	496
Custodian Fees	102
Auditing Fees	42
Shareholders’ Reports—Investor Shares	119
Shareholders’ Reports—Admiral Shares	118
Trustees’ Fees and Expenses	30
Total Expenses	37,289
Net Investment Income	393,487
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	1,423,463
Investment Securities Sold—Affiliated Issuers	36,288
Futures Contracts	(6,732)
Foreign Currencies	302
Realized Net Gain (Loss)	1,453,321
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(2,770,381)
Investment Securities—Affiliated Issuers	(33,025)
Futures Contracts	(10,626)
Foreign Currencies	(6)
Change in Unrealized Appreciation (Depreciation)	(2,814,038)
Net Increase (Decrease) in Net Assets Resulting from Operations	(967,230)
1	Dividends are net of foreign withholding taxes of $3,409,000.

See accompanying Notes, which are an integral part of the Financial Statements.
17

Windsor Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2020 ($000)	2019 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	393,487	389,438
Realized Net Gain (Loss)	1,453,321	1,635,919
Change in Unrealized Appreciation (Depreciation)	(2,814,038)	25,651
Net Increase (Decrease) in Net Assets Resulting from Operations	(967,230)	2,051,008
Distributions[1]
Investor Shares	(459,718)	(482,158)
Admiral Shares	(1,481,286)	(1,528,988)
Total Distributions	(1,941,004)	(2,011,146)
Capital Share Transactions
Investor Shares	647,387	63,089
Admiral Shares	329,826	678,063
Net Increase (Decrease) from Capital Share Transactions	977,213	741,152
Total Increase (Decrease)	(1,931,021)	781,014
Net Assets
Beginning of Period	19,196,062	18,415,048
End of Period	17,265,041	19,196,062
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.
18

Windsor Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$21.76	$22.02	$23.38	$19.70	$21.06
Investment Operations
Net Investment Income	.408[1]	.419[1]	.417[1]	.363[1]	.394
Net Realized and Unrealized Gain (Loss) on Investments	(1.412)	1.700	(.753)	4.345	(.168)
Total from Investment Operations	(1.004)	2.119	(.336)	4.708	.226
Distributions
Dividends from Net Investment Income	(.420)	(.426)	(.378)	(.433)	(.317)
Distributions from Realized Capital Gains	(1.786)	(1.953)	(.646)	(.595)	(1.269)
Total Distributions	(2.206)	(2.379)	(1.024)	(1.028)	(1.586)
Net Asset Value, End of Period	$18.55	$21.76	$22.02	$23.38	$19.70
Total Return[2]	-5.64%	11.59%	-1.69%	24.53%	1.27%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,570	$4,549	$4,468	$5,191	$4,896
Ratio of Total Expenses to Average Net Assets[3]	0.29%	0.30%	0.31%	0.31%	0.30%
Ratio of Net Investment Income to Average Net Assets	2.14%	2.04%	1.76%	1.66%	2.01%
Portfolio Turnover Rate	51%	39%	33%	26%	26%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.07%), (0.05%), (0.05%), (0.05%), and (0.06%).

See accompanying Notes, which are an integral part of the Financial Statements.
19

Windsor Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$73.41	$74.29	$78.88	$66.48	$71.04
Investment Operations
Net Investment Income	1.448[1]	1.484[1]	1.484[1]	1.295[1]	1.398
Net Realized and Unrealized Gain (Loss) on Investments	(4.770)	5.735	(2.538)	14.650	(.545)
Total from Investment Operations	(3.322)	7.219	(1.054)	15.945	.853
Distributions
Dividends from Net Investment Income	(1.485)	(1.509)	(1.358)	(1.538)	(1.134)
Distributions from Realized Capital Gains	(6.023)	(6.590)	(2.178)	(2.007)	(4.279)
Total Distributions	(7.508)	(8.099)	(3.536)	(3.545)	(5.413)
Net Asset Value, End of Period	$62.58	$73.41	$74.29	$78.88	$66.48
Total Return[2]	-5.55%	11.71%	-1.59%	24.63%	1.41%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,695	$14,647	$13,948	$14,366	$11,703
Ratio of Total Expenses to Average Net Assets[3]	0.19%	0.20%	0.21%	0.21%	0.20%
Ratio of Net Investment Income to Average Net Assets	2.24%	2.14%	1.86%	1.76%	2.11%
Portfolio Turnover Rate	51%	39%	33%	26%	26%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.07%), (0.05%), (0.05%), (0.05%), and (0.06%).

See accompanying Notes, which are an integral part of the Financial Statements.
20

Windsor Fund
Notes to Financial Statements
Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers.
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Windsor Fund
The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on future contracts.
During the year ended October 31, 2020, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to
22

Windsor Fund
the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution
23

Windsor Fund
expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	The investment advisory firms Wellington Management Company llp and Pzena Investment Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company llp is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years. The basic fee of Pzena Investment Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell 1000 Value Index for the preceding three years.
Vanguard manages the cash reserves of the fund as described below.
For the year ended October 31, 2020, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.13% of the fund’s average net assets, before a decrease of $12,922,000 (0.07%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2020, the fund had contributed to Vanguard capital in the amount of $731,000, representing less than 0.01% of the fund’s net assets and 0.29% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
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Windsor Fund
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2020, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	16,343,742	400,893	—	16,744,635
Temporary Cash Investments	509,548	109,119	—	618,667
Total	16,853,290	510,012	—	17,363,302
Derivative Financial Instruments
Liabilities
Future Contracts[1]	3,512	—	—	3,512
1	Represents variation margin on the last day of the reporting period.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	198,643
Total Distributable Earnings (Loss)	(198,643)
Temporary differences between book-basis and tax-basis components of total distributable earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (losses) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	530,710
Undistributed Long-Term Gains	850,957
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	320,660
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Windsor Fund
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2020 Amount ($000)	2019 Amount ($000)
Ordinary Income*	424,622	443,974
Long-Term Capital Gains	1,516,382	1,567,172
Total	1,941,004	2,011,146
*	Includes short-term capital gains, if any.
As of October 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	17,042,670
Gross Unrealized Appreciation	2,637,342
Gross Unrealized Depreciation	(2,316,710)
Net Unrealized Appreciation (Depreciation)	320,632
F.	During the year ended October 31, 2020, the fund purchased $8,776,021,000 of investment securities and sold $9,945,943,000 of investment securities, other than temporary cash investments.
G.	Capital share transactions for each class of shares were:

	Year Ended October 31,
	2020		2019
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	754,962	45,996	337,518	16,763
Issued in Connection with Acquisition of Vanguard Capital Value Fund	696,113	37,613	—	—
Issued in Lieu of Cash Distributions	446,705	21,481	468,025	25,211
Redeemed	(1,250,393)	(67,795)	(742,454)	(35,854)
Net Increase (Decrease)—Investor Shares	647,387	37,295	63,089	6,120
Admiral Shares
Issued	1,082,877	17,290	797,705	11,373
Issued in Lieu of Cash Distributions	1,385,454	19,747	1,434,609	22,917
Redeemed	(2,138,505)	(33,692)	(1,554,251)	(22,522)
Net Increase (Decrease)—Admiral Shares	329,826	3,345	678,063	11,768
H.	On July 24, 2020, the fund acquired all of the net assets of Vanguard Capital Value Fund pursuant to a plan of reorganization approved by the fund’s' board of trustees in March 2020. The purpose of the transaction was to combine two funds with comparable investment objectives. The
26

Windsor Fund
acquisition was accomplished by a tax-free exchange of 37.6 million shares of the fund for 53.3 million shares of Vanguard Capital Value Fund. Shares of Vanguard Capital Value Fund were exchanged for the Investor share class of the fund. The fund’s net assets of $17.0 billion, were combined with Vanguard Capital Value Fund's net assets of $696.1 million, including $35.6 million of unrealized appreciation, resulting in combined net assets of $17.7 billion.
Assuming that the acquisition had been completed on November 01, 2019, the beginning of the fund’s reporting period, the fund’s pro forma results of operations for the year ended October 31, 2020, would be:
($000)
Net Investment Income	405,826
Realized Net Gain (Loss)	1,448,537
Change in Unrealized Appreciation (Depreciation)	(2,845,453)
Net Increase (Decrease) in Net Assets Resulting from Operations	(991,090)
Because the combined funds have been managed as a single integrated fund since the acquisition was completed, it is not practical to separate the results of operations of Vanguard Capital Value Fund that have been included in the fund’s Statement of Operations since July 24, 2020.
I.	Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:
		Current Period Transactions
	Oct. 31, 2019 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Oct. 31, 2020 Market Value ($000)
Vanguard Market Liquidity Fund	415,193	NA1	NA1	(96)	24	2,680	—	509,548
Vanguard Value ETF	61,815	—	65,150	36,384	(33,049)	—	—	—
Total	477,008			36,288	(33,025)	2,680	—	509,548
1	Not applicable—purchases and sales are for temporary cash investment purposes.
J.	Management has determined that no other events or transactions occurred subsequent to October 31, 2020, that would require recognition or disclosure in these financial statements.
27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Windsor Funds and Shareholders of Vanguard Windsor Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Windsor Fund (one of the funds constituting Vanguard Windsor Funds, referred to hereafter as the "Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 17, 2020
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
28

Special 2020 tax information (unaudited) for Vanguard Windsor Fund
This information for the fiscal year ended October 31, 2020, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $1,645,655,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The fund distributed $388,518,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 42.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
29

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Thomas J. Higgins
Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Lipper, a Thomson Reuters Company, or Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2020 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q220 122020

Annual Report   |   October 31, 2020
Vanguard Windsor™ II Fund
See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.
Contents
Your Fund’s Performance at a Glance	1
Advisors' Report	2
About Your Fund’s Expenses	7
Performance Summary	9
Financial Statements	11
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard Windsor II Fund returned 3.00% for Admiral Shares and 2.93% for Investor Shares for the 12 months ended October 31, 2020, ahead of the –7.57% return of its benchmark, the Russell 1000 Value Index.
•	The period was marked by the global spread of COVID-19 and efforts to contain it. However, responses from policymakers, the start of trials for vaccines and treatments, and the easing of some pandemic-related restrictions eventually lifted investor sentiment. The U.S. stock market rebounded more strongly than emerging markets and much more than developed markets outside the United States.
•	Growth stocks recorded double-digit gains—trouncing their loss-making value counterparts and extending a decade-long run of outperformance—and large-capitalization stocks surpassed mid- and small-caps.
•	The advisors’ stock selection and overweight position in information technology stocks boosted returns the most. Selection in consumer discretionary and communication services also helped. Selection in consumer staples hurt relative performance, as did underweight allocations to materials and industrials.
•	For the ten years ended October 31, 2020, the fund posted an average annual return of 10.53% for Admiral Shares and 10.44% for Investor Shares, ahead of the benchmark’s 9.48% average annual return.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	10.87%	10.63%	11.79%
Russell 2000 Index (Small-caps)	-0.14	2.19	7.27
Russell 3000 Index (Broad U.S. market)	10.15	10.04	11.48
FTSE All-World ex US Index (International)	-2.17	0.13	4.52
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.19%	5.06%	4.08%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	3.59	4.09	3.70
FTSE Three-Month U.S. Treasury Bill Index	0.86	1.62	1.15
CPI
Consumer Price Index	1.18%	1.82%	1.83%

Advisors' Report
For the 12 months ended October 31, 2020, Vanguard Windsor II Fund returned 2.93% for Investor Shares and 3.00% for Admiral Shares. It surpassed the –7.57% performance of its benchmark, the Russell 1000 Value Index. Your fund is managed by four independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The table on page 6 lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies. The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 17, 2020.
Lazard Asset Management LLC
Portfolio Managers:
Andrew Lacey, Deputy Chairman
Ronald Temple, Managing Director
We employ a strategy that is based on the relationship between valuation and financial productivity. We have identified and empirically validated two sources of alpha that we focus on exclusively:
•	Compounders: These are companies our analysis indicates can sustain very high levels of financial productivity for longer than the market expects, and where the share price does not reflect the sustainability of these returns. We typically invest 60% to 80% of our capital in compounders.
•	Improvers: We believe companies can improve returns, but investors often are too optimistic about the probability of success. Our research indicates that companies that improve their returns on capital materially outperform the broad market. We typically invest 20% to 40% of our capital in these types of ideas.
During the 12 months, broad benchmark returns were led by a small group of technology companies with strong growth characteristics, while average company performance was mixed. Results were largely driven by the compounder component of our portion of the portfolio, as our focus on high financial productivity was rewarded during a period of significant uncertainty.
Our weight in compounders remains toward the higher end of the target range of 60% to 80% of the assets we manage for the fund. We believe this remains appropriate given the continued economic uncertainty. That said, we are actively seeking ideas in the improver category. Over the past year, we have taken capital from the information technology and communication services sectors as stocks have become more richly valued, and we have added capital in financials, where we are finding a combination of attractive compounders and improvers ideas.

Sanders Capital, LLC
Portfolio Managers:
Lewis A. Sanders, CFA,
Chief Executive Officer and
Co-Chief Investment Officer
John P. Mahedy, CPA,
Director of Research and
Co-Chief Investment Officer
Value opportunities typically reside in places where investor anxiety is elevated either because of depressed conditions or credible threats to the sustainability of current earnings and cash flow. Our investments fall primarily in the latter category and are focused in five sectors: information technology (28%), health care (21%), consumer discretionary (15%), communication services (11%), and financials (11%).
As might be gleaned from its composition, our portion of the portfolio has considerable exposure to technological developments in the semiconductor, computing, media, and communications industries. These investments are linked by one overarching theme: enabling the virtualization/digitalization of physical forms of interaction. The above-average expected returns of the stocks that fall into this theme derive from investor anxiety about cyclical and regulatory issues, which we see as manageable.
The statistical character of our portion remains within the value domain. It is priced at about a 30% discount to market standards on earnings and cash flow. Relative volatility is estimated to be consistent with the portfolio’s targeted range. Portfolio beta, a measure of volatility compared with its benchmark, is slightly greater than 1.0.
About 26% of our holdings are invested in companies domiciled outside the U.S. (such as Europe, South Korea, Taiwan, China, Japan, and Canada). We believe these companies are well-positioned in their respective industries and, on average, are priced at about a 20% discount to our U.S. holdings.
As about 75% of our holdings are procyclical in nature, they are positioned to benefit from a recovery of global economic growth.
Performance in our portion of the portfolio was driven primarily by investments in information technology, communication services, and consumer discretionary; this was partially offset by subpar returns in financials and energy.

Aristotle Capital Management, LLC
Portfolio Managers:
Howard Gleicher, CFA,
Chief Executive Officer and
Chief Investment Officer
Gregory Padilla, CFA,
Principal, Senior Global Research Analyst
On December 16, 2019, we began managing an underlying sleeve of the Windsor II Fund. From that date through October 31, 2020, security selection in information technology and consumer discretionary, along with an overweight in information technology, contributed most to relative performance.
Conversely, the largest detractors were security selection in consumer staples and an underweight in utilities. (Relative weights are the result of bottom-up security selection.) At the company level, top contributors were Danaher and PayPal; Phillips 66 and Bank of America were the largest detractors.
This year has brought significant volatility, but rather than trade stocks, we made new investments in companies that we have followed for a number of years. Additions to our portion of the portfolio include Procter & Gamble, QUALCOMM, Elanco Animal Health, RPM International, PNC Financial Services, Corteva, and Xylem. We funded these purchases with the sales of Home Depot, Unilever, Halliburton, and PPG Industries.
We would like to highlight one recent addition to our holdings, Xylem, which we have been examining since 2011 when its parent company, ITT, spun off its water-related businesses. Xylem is a pure-play water equipment and services supplier focused mainly on utility and industrial end-markets.
The company’s broad portfolio of products addresses the full life cycle of water, including its collection, distribution, usage, and return to the environment. Xylem holds strong market positions with leading brands. Catalysts include continued improvement (market share and profitability), as it is now a focused stand-alone company; “professionalization” of the water utility business as regional municipalities seek to sell their capital-intensive companies to larger private companies, though we recognize this will be a slow process; and technology that allows for more efficient water metering, monitoring, and leak detection.
Hotchkis and Wiley Capital
Management, LLC
Portfolio Managers:
George H. Davis, Jr.,
Chief Executive Officer
Scott McBride, CFA,
President
The Standard & Poor’s 500 Index returned 9.7% for the 12 months ended October 31, 2020. The Russell 1000 Growth Index (+29.2%) outperformed the Russell 1000 Value Index (–7.6%) by nearly

37 percentage points. Although this has caused a wide valuation gap between growth stocks and value stocks, the divergences within the value index are equally notable.
An overweight allocation to and selection in energy and financial stocks detracted from performance. An overweight and positive stock selection in technology helped results.
The weakest performers within value have been concentrated in market segments where near-term forward earnings estimates have declined meaningfully. Our holdings in these areas have underperformed, though we view the forthcoming earnings declines as temporary. A year or two of depressed earnings reduces our intrinsic value estimate, but this impairment of value is certainly not commensurate with actual share price declines.
We are unwilling to take meaningful balance sheet risk because a weak balance sheet can significantly impair capital via shareholder dilution or worse. This steadfast risk aversion allows us to tolerate temporary earnings volatility and take advantage when market values decline more than intrinsic values. We remain selective, however, and recognize that certain market segments and/or individual companies may not recover. We look to avoid businesses with uncertain long-term outlooks or insurmountable secular pressures.
Our holdings’ active share relative to the value benchmark is at its highest level in at least a decade, and our valuation discount to that benchmark is near record levels. This reflects our conviction that select opportunities are exceptionally attractive. The recent environment has not been conducive to our approach, but we are confident that patient investors will be rewarded by the rarely observed risk-adjusted potential of our current holdings.

Vanguard Windsor II Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Lazard Asset Management LLC	37	15,625	Employs a relative-value approach that seeks a combination of attractive valuation and high financial productivity. The process is research-driven, relying upon bottom-up stock analysis performed by the firm’s global sector analysts.
Sanders Capital, LLC	22	8,983	Employs a traditional, bottom-up, fundamental research approach to identifying securities that are undervalued relative to their expected total return.
Aristotle Capital Management, LLC	20	8,504	Employs a fundamental, bottom-up security selection process focused on quality companies with attractive valuations and compelling catalysts.
Hotchkis and Wiley Capital Management, LLC	20	8,373	Uses a disciplined investment approach, focusing on such investment parameters as a company’s tangible assets, sustainable cash flow, and potential for improving business performance.
Cash Investments	1	503	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2020
Windsor II Fund	Beginning Account Value 4/30/2020	Ending Account Value 10/31/2020	Expenses Paid During Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,134.69	$1.82
AdmiralTM Shares	1,000.00	1,135.38	1.40
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.43	$1.73
Admiral Shares	1,000.00	1,023.83	1.32
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.34% for Investor Shares and 0.26% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

Windsor II Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2010, Through October 31, 2020
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2020
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Windsor II Fund Investor Shares	2.93%	7.94%	10.44%	$27,005
Russell 1000 Value Index	-7.57	5.82	9.48	24,732
Dow Jones U.S. Total Stock Market Float Adjusted Index	9.99	11.41	12.75	33,211

	One Year	Five Year	Ten Years	Final Value of a $50,000 Investment
Windsor II Fund Admiral Shares	3.00%	8.03%	10.53%	$136,085
Russell 1000 Value Index	-7.57	5.82	9.48	123,662
Dow Jones U.S. Total Stock Market Float Adjusted Index	9.99	11.41	12.75	166,054

See Financial Highlights for dividend information.

Windsor II Fund
Fund Allocation
As of October 31, 2020
Communication Services	8.3%
Consumer Discretionary	11.0
Consumer Staples	6.0
Energy	3.6
Financials	16.9
Health Care	17.6
Industrials	9.0
Information Technology	22.3
Materials	2.5
Real Estate	1.5
Utilities	0.7
Other	0.6
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Windsor II Fund
Financial Statements
Schedule of Investments
As of October 31, 2020
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (97.1%)
Communication Services (8.1%)
*	Alphabet Inc. Class A	716,097	1,157,292
*	Alphabet Inc. Class C	299,965	486,246
*	Facebook Inc. Class A	1,553,662	408,784
	Verizon Communications Inc.	3,721,710	212,100
*	Twitter Inc.	4,540,000	187,774
*	Electronic Arts Inc.	1,465,120	175,565
	Walt Disney Co.	1,178,862	142,937
	Vodafone Group plc ADR	10,004,932	135,167
	News Corp. Class A	9,631,710	126,464
	Comcast Corp. Class A	2,884,213	121,829
*	Discovery Inc. Class C	5,839,498	106,980
	ViacomCBS Inc. Class B	2,019,379	57,694
	Omnicom Group Inc.	913,679	43,126
	Interpublic Group of Cos. Inc.	2,230,783	40,355
			3,402,313
Consumer Discretionary (10.7%)
	McDonald's Corp.	2,188,469	466,144
	Lennar Corp. Class A	6,364,759	446,997
	General Motors Co.	12,000,002	414,360
*	Alibaba Group Holding Ltd. ADR	941,945	287,001
	Sony Corp. ADR	3,375,000	282,352
	Dollar General Corp.	1,306,561	272,692
	Starbucks Corp.	3,058,066	265,929
	Lowe's Cos. Inc.	1,632,297	258,066
	DR Horton Inc.	3,650,810	243,911
	Home Depot Inc.	912,660	243,416
*	Dollar Tree Inc.	2,578,451	232,886
	Aptiv plc	2,064,676	199,221
	Magna International Inc.	3,659,532	187,039
	Ross Stores Inc.	2,003,146	170,608
*	Booking Holdings Inc.	85,400	138,562
	Daimler AG (Registered)	2,159,229	111,607
	Bayerische Motoren Werke AG	1,371,126	93,701
	Harley-Davidson Inc.	2,293,773	75,419
	Genuine Parts Co.	521,042	47,118
	Goodyear Tire & Rubber Co.	4,584,996	37,964
*	Adient plc	1,311,943	27,839

Windsor II Fund
		Shares	Market Value• ($000)
	Lennar Corp. Class B	46,457	2,643
			4,505,475
Consumer Staples (5.8%)
	Procter & Gamble Co.	4,509,621	618,269
	Coca-Cola Co.	11,667,954	560,762
	PepsiCo Inc.	2,489,073	331,769
	Mondelez International Inc. Class A	5,978,253	317,565
	Kimberly-Clark Corp.	1,186,062	157,260
	Tyson Foods Inc. Class A	2,649,282	151,618
	Nestle SA (Registered)	1,095,673	123,239
[1]	Unilever plc ADR	2,056,698	116,882
	Walgreens Boots Alliance Inc.	2,100,000	71,484
			2,448,848
Energy (3.5%)
	Cabot Oil & Gas Corp.	10,471,000	186,279
	ConocoPhillips	6,090,396	174,307
	Halliburton Co.	13,234,139	159,604
	Hess Corp.	3,813,667	141,945
	Marathon Oil Corp.	30,151,987	119,402
[1]	Royal Dutch Shell plc Class A ADR	4,094,912	104,625
	Suncor Energy Inc.	8,277,132	93,449
	Phillips 66	1,990,000	92,853
	National Oilwell Varco Inc.	10,076,888	84,646
	Apache Corp.	8,992,677	74,639
	Marathon Petroleum Corp.	2,408,289	71,044
	Pioneer Natural Resources Co.	820,000	65,239
	Baker Hughes Co. Class A	3,043,100	44,947
	Schlumberger NV	2,915,800	43,562
	Murphy Oil Corp.	2,182,252	16,847
			1,473,388
Financials (16.4%)
	Bank of America Corp.	27,450,480	650,576
	Intercontinental Exchange Inc.	6,318,931	596,507
	Citigroup Inc.	13,173,894	545,663
	JPMorgan Chase & Co.	5,387,701	528,210
	Wells Fargo & Co.	20,365,093	436,831
	American International Group Inc.	13,653,256	429,941
	Commerce Bancshares Inc.	4,141,011	257,778
	PNC Financial Services Group Inc.	2,270,700	254,046
	American Express Co.	2,667,534	243,386
	Marsh & McLennan Cos. Inc.	2,103,988	217,679
	Ameriprise Financial Inc.	1,330,000	213,904
	Fifth Third Bancorp	8,857,621	205,674
	Goldman Sachs Group Inc.	979,049	185,079
	Charles Schwab Corp.	4,380,012	180,062
	Chubb Ltd.	1,121,000	145,629
	Travelers Cos. Inc.	1,204,992	145,455
	Citizens Financial Group Inc.	5,114,251	139,363
	Capital One Financial Corp.	1,798,000	131,398
	Truist Financial Corp.	2,992,319	126,036
	Equitable Holdings Inc.	5,114,540	109,911
	East West Bancorp Inc.	3,000,000	109,440
	Hartford Financial Services Group Inc.	2,822,900	108,738
*	BNP Paribas SA	2,782,700	97,046

Windsor II Fund
		Shares	Market Value• ($000)
	Cincinnati Financial Corp.	1,213,778	85,863
	Cullen/Frost Bankers Inc.	1,132,000	79,546
	Mitsubishi UFJ Financial Group Inc. ADR	19,937,000	78,552
	Discover Financial Services	1,136,878	73,908
	Bank of New York Mellon Corp.	2,041,034	70,130
	BOK Financial Corp.	982,032	57,685
	Morgan Stanley	1,184,216	57,020
*	Barclays plc	33,292,764	46,146
	China Construction Bank Corp. Class H	64,086,000	44,163
	Synchrony Financial	1,589,451	39,768
	Industrial & Commercial Bank of China Ltd. Class H	69,386,000	39,402
	State Street Corp.	665,188	39,180
	Sumitomo Mitsui Financial Group Inc.	1,166,500	32,291
*	Natwest Group plc	18,703,800	30,157
	CIT Group Inc.	1,001,610	29,497
	Banco de Sabadell SA	36,345,074	11,122
			6,872,782
Health Care (17.1%)
	Medtronic plc	10,456,840	1,051,644
	Danaher Corp.	3,335,504	765,632
	Johnson & Johnson	4,910,820	673,322
	Pfizer Inc.	15,420,677	547,126
	Anthem Inc.	1,770,838	483,085
	UnitedHealth Group Inc.	1,542,750	470,755
	Thermo Fisher Scientific Inc.	642,553	304,005
	Humana Inc.	690,218	275,590
	Cigna Corp.	1,534,973	256,294
	Amgen Inc.	1,116,000	242,105
	HCA Healthcare Inc.	1,886,900	233,862
	Zoetis Inc.	1,346,898	213,551
*	Elanco Animal Health Inc.	6,499,000	201,534
	Roche Holding AG	602,500	193,602
*	Alcon Inc.	3,105,000	176,488
*	Boston Scientific Corp.	4,859,456	166,534
	Novartis AG ADR	1,947,000	152,022
*	Laboratory Corp. of America Holdings	759,677	151,761
*	IQVIA Holdings Inc.	900,167	138,617
	GlaxoSmithKline plc ADR	2,970,294	99,267
*	Centene Corp.	1,362,088	80,499
	Sanofi ADR	1,546,991	70,079
	Bristol-Myers Squibb Co.	1,049,700	61,355
	Zimmer Biomet Holdings Inc.	440,508	58,191
	AbbVie Inc.	620,567	52,810
*	Biogen Inc.	150,011	37,813
	Merck & Co. Inc.	442,329	33,268
			7,190,811
Industrials (8.7%)
	Honeywell International Inc.	3,225,165	531,991
	General Electric Co.	61,446,484	455,933
	Caterpillar Inc.	2,789,985	438,167
	Norfolk Southern Corp.	1,379,985	288,582
	Xylem Inc.	2,400,000	209,136
	Parker-Hannifin Corp.	995,000	207,318
	Cummins Inc.	924,672	203,326
	Johnson Controls International plc	4,680,000	197,543

Windsor II Fund
		Shares	Market Value• ($000)
	Allegion plc	1,836,000	180,846
	FedEx Corp.	681,090	176,722
	Oshkosh Corp.	2,540,000	171,094
	Waste Management Inc.	1,441,165	155,516
*	CNH Industrial NV	18,302,399	142,210
	General Dynamics Corp.	1,018,000	133,694
	Stanley Black & Decker Inc.	431,190	71,664
	PACCAR Inc.	490,820	41,906
	Fluor Corp.	2,263,685	25,693
	Boeing Co.	143,400	20,706
*	Embraer SA ADR	1,662,054	6,848
			3,658,895
Information Technology (21.6%)
	Microsoft Corp.	11,695,993	2,368,088
	Apple Inc.	9,453,324	1,029,089
	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	7,725,085	647,903
	Samsung Electronics Co. Ltd.	8,969,100	450,837
	Analog Devices Inc.	3,178,446	376,741
*	Adobe Inc.	794,000	354,997
	Visa Inc. Class A	1,953,322	354,938
	Texas Instruments Inc.	2,282,946	330,091
*	ANSYS Inc.	1,042,000	317,154
*	Micron Technology Inc.	5,748,323	289,371
	QUALCOMM Inc.	2,191,000	270,282
	Microchip Technology Inc.	2,228,000	234,118
	Cisco Systems Inc.	5,830,143	209,302
*	PayPal Holdings Inc.	1,068,000	198,787
	Oracle Corp.	3,491,625	195,915
	Amphenol Corp. Class A	1,492,036	168,361
	Accenture plc Class A	769,234	166,855
	Corning Inc.	4,483,651	143,342
*	salesforce.com Inc.	595,085	138,220
	Telefonaktiebolaget LM Ericsson ADR	11,536,480	129,324
	Hewlett Packard Enterprise Co.	14,428,241	124,660
	TE Connectivity Ltd.	1,179,766	114,296
	Fidelity National Information Services Inc.	860,610	107,223
	CDW Corp.	680,299	83,405
	Applied Materials Inc.	1,383,364	81,937
	International Business Machines Corp.	660,551	73,757
*	Palo Alto Networks Inc.	322,027	71,229
*	F5 Networks Inc.	337,100	44,814
			9,075,036
Materials (2.5%)
	Corteva Inc.	7,087,000	233,729
	Martin Marietta Materials Inc.	823,000	219,206
	RPM International Inc.	2,570,000	217,602
	Avery Dennison Corp.	1,167,246	161,535
	International Paper Co.	2,376,429	103,969
	Vulcan Materials Co.	667,350	96,659
			1,032,700
Other (0.6%)
	SPDR S&P 500 ETF Trust	803,940	262,518

Windsor II Fund
		Shares	Market Value• ($000)
Real Estate (1.5%)
	Prologis Inc.	3,145,211	312,005
	Crown Castle International Corp.	650,579	101,620
	Sun Communities Inc.	720,000	99,094
	Equity LifeStyle Properties Inc.	1,600,000	94,704
			607,423
Utilities (0.6%)
	PPL Corp.	7,498,403	206,206
	Southern Co.	994,110	57,112
			263,318
Total Common Stocks (Cost $33,318,735)			40,793,507
Temporary Cash Investments (3.0%)
Money Market Fund (2.9%)
[2,3]	Vanguard Market Liquidity Fund, 0.112%	12,170,396	1,217,040
		Face Amount ($000)
U.S. Government and Agency Obligations (0.1%)
[4]	U.S. Cash Management Bill, 0.114%, 3/23/21	5,972	5,969
[4]	U.S. Treasury Bill, 0.094%, 11/3/20	31,000	31,000
			36,969
Total Temporary Cash Investments (Cost $1,253,720)			1,254,009
Total Investments (100.1%) (Cost $34,572,455)			42,047,516
Other Assets and Liabilities—Net (-0.1%)			(59,177)
Net Assets (100%)			41,988,339
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $81,149,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $84,206,000 was received for securities on loan, of which $60,754,000 is held in Vanguard Market Liquidity Fund and $23,452,000 is held in cash.
4	Securities with a value of $36,969,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

Windsor II Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2020	3,089	504,233	(22,696)

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund
Statement of Assets and Liabilities
As of October 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $33,355,704)	40,830,476
Affiliated Issuers (Cost $1,216,751)	1,217,040
Total Investments in Securities	42,047,516
Investment in Vanguard	1,804
Cash	23,452
Cash Collateral Pledged—Futures Contracts	1,490
Receivables for Investment Securities Sold	50,109
Receivables for Accrued Income	47,147
Receivables for Capital Shares Issued	8,415
Total Assets	42,179,933
Liabilities
Due to Custodian	34,592
Payables for Investment Securities Purchased	31,851
Collateral for Securities on Loan	84,206
Payables to Investment Advisor	13,291
Payables for Capital Shares Redeemed	19,407
Payables to Vanguard	2,282
Variation Margin Payable—Futures Contracts	5,965
Total Liabilities	191,594
Net Assets	41,988,339
At October 31, 2020, net assets consisted of:

Paid-in Capital	31,615,538
Total Distributable Earnings (Loss)	10,372,801
Net Assets	41,988,339

Investor Shares—Net Assets
Applicable to 315,554,045 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	10,996,775
Net Asset Value Per Share—Investor Shares	$34.85

Admiral Shares—Net Assets
Applicable to 501,165,208 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	30,991,564
Net Asset Value Per Share—Admiral Shares	$61.84

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund
Statement of Operations

Year Ended October 31, 2020
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	826,838
Dividends—Affiliated Issuers	233
Interest—Unaffiliated Issuers	326
Interest—Affiliated Issuers	13,133
Securities Lending—Net	1,895
Total Income	842,425
Expenses
Investment Advisory Fees—Note B
Basic Fee	55,080
Performance Adjustment	(4,634)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	23,411
Management and Administrative—Admiral Shares	42,531
Marketing and Distribution—Investor Shares	900
Marketing and Distribution—Admiral Shares	1,159
Custodian Fees	362
Auditing Fees	38
Shareholders’ Reports—Investor Shares	718
Shareholders’ Reports—Admiral Shares	461
Trustees’ Fees and Expenses	67
Total Expenses	120,093
Net Investment Income	722,332
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	2,991,555
Investment Securities Sold—Affiliated Issuers	18,580
Futures Contracts	194,020
Foreign Currencies	(340)
Realized Net Gain (Loss)	3,203,815
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(2,668,753)
Investment Securities—Affiliated Issuers	(16,604)
Futures Contracts	(47,821)
Foreign Currencies	338
Change in Unrealized Appreciation (Depreciation)	(2,732,840)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,193,307
1	Dividends are net of foreign withholding taxes of $12,538,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2020 ($000)	2019 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	722,332	1,021,147
Realized Net Gain (Loss)	3,203,815	3,748,740
Change in Unrealized Appreciation (Depreciation)	(2,732,840)	(93,447)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,193,307	4,676,440
Distributions[1]
Investor Shares	(1,132,159)	(1,149,738)
Admiral Shares	(3,219,357)	(3,272,645)
Total Distributions	(4,351,516)	(4,422,383)
Capital Share Transactions
Investor Shares	(360,690)	(15,087)
Admiral Shares	(633,591)	(284,508)
Net Increase (Decrease) from Capital Share Transactions	(994,281)	(299,595)
Total Increase (Decrease)	(4,152,490)	(45,538)
Net Assets
Beginning of Period	46,140,829	46,186,367
End of Period	41,988,339	46,140,829
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$37.22	$37.39	$38.81	$35.03	$36.73
Investment Operations
Net Investment Income[1]	.551	.775	.783	.750	.847
Net Realized and Unrealized Gain (Loss) on Investments	.607	2.628	.950	5.847	.096
Total from Investment Operations	1.158	3.403	1.733	6.597	.943
Distributions
Dividends from Net Investment Income	(.635)	(.844)	(.740)	(.851)	(.781)
Distributions from Realized Capital Gains	(2.893)	(2.729)	(2.413)	(1.966)	(1.862)
Total Distributions	(3.528)	(3.573)	(3.153)	(2.817)	(2.643)
Net Asset Value, End of Period	$34.85	$37.22	$37.39	$38.81	$35.03
Total Return[2]	2.93%	10.82%	4.44%	19.60%	2.86%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,997	$12,119	$12,061	$13,638	$13,773
Ratio of Total Expenses to Average Net Assets[3]	0.34%	0.33%	0.33%	0.34%	0.33%
Ratio of Net Investment Income to Average Net Assets	1.61%	2.20%	2.04%	2.01%	2.46%
Portfolio Turnover Rate	61%	32%	29%	32%	33%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.03%), (0.03%), (0.02%), and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$66.06	$66.35	$68.88	$62.18	$65.20
Investment Operations
Net Investment Income[1]	1.027	1.426	1.443	1.377	1.552
Net Realized and Unrealized Gain (Loss) on Investments	1.065	4.675	1.682	10.376	.168
Total from Investment Operations	2.092	6.101	3.125	11.753	1.720
Distributions
Dividends from Net Investment Income	(1.178)	(1.547)	(1.371)	(1.565)	(1.437)
Distributions from Realized Capital Gains	(5.134)	(4.844)	(4.284)	(3.488)	(3.303)
Total Distributions	(6.312)	(6.391)	(5.655)	(5.053)	(4.740)
Net Asset Value, End of Period	$61.84	$66.06	$66.35	$68.88	$62.18
Total Return[2]	3.00%	10.93%	4.52%	19.68%	2.94%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$30,992	$34,022	$34,126	$35,514	$30,991
Ratio of Total Expenses to Average Net Assets[3]	0.26%	0.25%	0.25%	0.26%	0.25%
Ratio of Net Investment Income to Average Net Assets	1.69%	2.28%	2.12%	2.09%	2.54%
Portfolio Turnover Rate	61%	32%	29%	32%	33%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.03%), (0.03%), (0.02%), and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund
Notes to Financial Statements
Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers.

Windsor II Fund
The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on future contracts.
During the year ended October 31, 2020, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by

Windsor II Fund
Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Foreign capital gains tax, if any, is accrued daily based upon applicable net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Windsor II Fund
B.	The investment advisory firms Lazard Asset Management LLC, Sanders Capital, LLC, Hotchkis and Wiley Capital Management, LLC, and, beginning December 2019, Aristotle Capital Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Lazard Asset Management LLC is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years. The basic fee of Sanders Capital, LLC, is subject to quarterly adjustments based on performance relative to the Russell 3000 Index for the preceding five years. The basic fee of Hotchkis and Wiley Capital Management, LLC, is subject to quarterly adjustments based on performance relative to the MSCI US Investable Market 2500 Index for the preceding five years. In accordance with the advisory contract entered into with Aristotle Capital Management, LLC, beginning February 1, 2021, the investment advisory fee will be subject to quarterly adjustments based on performance relative to the S&P 500 Index since January 31, 2020. Until November 2019, a portion of the fund was managed by Barrow, Hanley, Mewhinney & Strauss, LLC. The basic fee paid to Barrow, Hanley, Mewhinney & Strauss, LLC, was subject to quarterly adjustments based on performance relative to the MSCI US Prime Market 750 Index for the preceding three years.
Until November 2019, Vanguard provided investment advisory services to a portion of the fund. The fund paid Vanguard advisory fees of $20,000 for the year ended October 31, 2020. Vanguard manages the cash reserves of the fund as described below.
For the year ended October 31, 2020, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.13% of the fund’s average net assets, before a decrease of $4,634,000 (0.01%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2020, the fund had contributed to Vanguard capital in the amount of $1,804,000, representing less than 0.01% of the fund’s net assets and 0.72% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Windsor II Fund
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2020, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	39,520,194	1,273,313	—	40,793,507
Temporary Cash Investments	1,217,040	36,969	—	1,254,009
Total	40,737,234	1,310,282	—	42,047,516
Derivative Financial Instruments
Liabilities
Future Contracts[1]	5,965	—	—	5,965
1	Represents variation margin on the last day of the reporting period.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	440,644
Total Distributable Earnings (Loss)	(440,644)
Temporary differences between book-basis and tax-basis components of total distributable earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the inclusion of payables for distributions. As of period end, the tax-basis components of total distributable earnings (losses) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	333,557
Undistributed Long-Term Gains	2,651,393
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	7,387,851

Windsor II Fund
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2020 Amount ($000)	2019 Amount ($000)
Ordinary Income*	810,275	1,262,960
Long-Term Capital Gains	3,541,241	3,159,424
Total	4,351,516	4,422,384
*	Includes short-term capital gains, if any.
As of October 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	34,660,044
Gross Unrealized Appreciation	11,164,746
Gross Unrealized Depreciation	(3,777,274)
Net Unrealized Appreciation (Depreciation)	7,387,472
F.	During the year ended October 31, 2020, the fund purchased $25,507,927,000 of investment securities and sold $29,354,938,000 of investment securities, other than temporary cash investments.
G.	Capital share transactions for each class of shares were:

	Year Ended October 31,
	2020		2019
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	1,105,745	35,975	651,279	18,910
Issued in Lieu of Cash Distributions	1,106,299	30,946	1,122,692	35,211
Redeemed	(2,572,734)	(76,946)	(1,789,058)	(51,114)
Net Increase (Decrease)—Investor Shares	(360,690)	(10,025)	(15,087)	3,007
Admiral Shares
Issued	2,289,454	38,346	1,513,788	24,434
Issued in Lieu of Cash Distributions	3,023,063	47,668	3,089,248	54,596
Redeemed	(5,946,108)	(99,892)	(4,887,544)	(78,289)
Net Increase (Decrease)—Admiral Shares	(633,591)	(13,878)	(284,508)	741

Windsor II Fund
H.	Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:
		Current Period Transactions
	Oct. 31, 2019 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Oct. 31, 2020 Market Value ($000)
Vanguard Market Liquidity Fund	1,799,860	NA1	NA1	301	184	13,133	—	1,217,040
Vanguard Value ETF	29,097	—	30,588	18,279	(16,788)	233	—	—
Total	1,828,957			18,580	(16,604)	13,366	—	1,217,040
1	Not applicable—purchases and sales are for temporary cash investment purposes.
I.	Management has determined that no events or transactions occurred subsequent to October 31, 2020, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Windsor Funds and Shareholders of Vanguard Windsor II Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Windsor II Fund (one of the funds constituting Vanguard Windsor Funds, referred to hereafter as the "Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 17, 2020
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2020 tax information (unaudited) for Vanguard Windsor II Fund
This information for the fiscal year ended October 31, 2020, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $3,959,718,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The fund distributed $810,277,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 79.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Thomas J. Higgins
Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Lipper, a Thomson Reuters Company, or Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.
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© 2020 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q730 122020

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended October 31, 2020: $80,000
Fiscal Year Ended October 31, 2019: $88,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2020: $10,761,407
Fiscal Year Ended October 31, 2019: $9,568,215

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)	Audit-Related Fees.

Fiscal Year Ended October 31, 2020: $2,915,863
Fiscal Year Ended October 31, 2019: $3,012,031

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)	Tax Fees.

Fiscal Year Ended October 31, 2020: $247,168
Fiscal Year Ended October 31, 2019: $357,238

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)	All Other Fees.

Fiscal Year Ended October 31, 2020: $115,000
Fiscal Year Ended October 31, 2019: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)         For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)	Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2020: $362,168
Fiscal Year Ended October 31, 2019: $357,238

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)        For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. In September 2020, a third-party service provider began performing certain administrative and accounting services for Vanguard Windsor Fund and Vanguard Windsor II Fund. There were no other significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WINDSOR FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 18, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WINDSOR FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 18, 2020

VANGUARD WINDSOR FUNDS

BY:	/s/ JOHN BENDL*

JOHN BENDL
CHIEF FINANCIAL OFFICER

Date: December 18, 2020

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on December 18, 2020 (see File Number 33-64845), Incorporated by Reference.